UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2019

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crown Oak Centre

Longwood, Florida 32750

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.02	Termination of a Material Definitive Agreement.

On July 9, 2019, Spectrum Global Solutions, Inc. (the “Company”) terminated that certain Share Purchase Agreement (the “Purchase Agreement”) with WaveTech Global Inc. (“WaveTech”), a Delaware corporation, and the stockholders of WaveTech, pursuant to Section 9.1(e) of the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM GLOBAL SOLUTIONS, INC.

Dated: July 15, 2019	By:	/s/ Roger Ponder
	Name:	Roger Ponder
	Title:	Chief Executive Officer

2